United  States  of  America
Federal  Communications  Commission

RADIO  STATION  AUTHORIZATION
Commercial  Mobile  Radio  Services
Personal  Communications  Service  -  Broadband

     21ST  CENTURY  BIDDING  CORP.          Call  Sign:     KNLG264
     4665  MACARTHUR  COURT,  SUITE  lOOC     Market:     B309
     PHILIP  J.  CHASMAR                    MUNCIE,  IN
     NEWPORT  BEACH,  CA  92660               Channel  Block:     D
                                   Filing  Number:  00180-CW-L-97


The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

     Initial  Grant  Date     April  28,  1997
     Five  Year  Build  Out  Date     April  28,  2002
     Expiration  Date     April  28,  2007

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, :47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U S.C. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. 606).

(Conditions  continued  on  Page  2)


WAIVERS:

No  waivers  associated  with  this  authorization.

Issue  Date:  April  28,  1997          FCC  Form  463B
Page  1  of  2     -     April1997

KNLG2  64     21ST  CENTURY  BIDDING  CORP.     00180-CW-L-97



This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.




Issue  Date:  April  28,  1997
Page  2  of  2